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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): October 26, 2000

AMERICAN GENERAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-6155 (Commission File Number)	35-0416090 (IRS Employer Identification No.)

601 N.W. Second Street, Evansville, IN 47708
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (812) 424-8031

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Item 5.     Other Events and Regulation FD Disclosure.

          On October 26, 2000, American General Finance Corporation (the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and nine-month periods ended September 30, 2000.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits	The following Exhibit is filed as part of this Report:
Exhibit Number 99

Description

Earnings Release issued by American General Finance Corporation on October 26, 2000 regarding certain of its unaudited financial results for the three- and nine-month periods ended September 30, 2000.

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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 26, 2000
AMERICAN GENERAL FINANCE CORPORATION By: /s/ C. JEFFREY GAY C. Jeffrey Gay Assistant Treasurer

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EXHIBIT INDEX
Exhibit Number 99

Description

Earnings Release issued by American General Finance Corporation on October 26, 2000 regarding certain of its unaudited financial results for the three- and nine-month periods ended September 30, 2000.